EXHIBIT 32.1

YASHENG GROUP

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Yasheng Group (the “Company”) on Form 10-Q for the period ended March, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ye Dong, Chief Executive Officer and Chairman of the Board of Directors of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of March, 2013 and results of operations of the Company for the three months ended March 31, 2013

/s/ Ye Dong

Ye Dong, Chief Executive Officer and Chairman of the Board of Directors

May 8, 2013